UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 24, 2008

IDT CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-16371	22-3415036
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

520 Broad Street Newark, New Jersey	07102
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (973) 438-1000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

(a) On March 24, 2008, IDT Corporation (the “Registrant”) notified Ernst & Young LLP (“E&Y”) that the Registrant was dismissing E&Y as its independent registered public accounting firm, effective immediately. The Registrant’s Audit Committee of the Board of Directors approved the dismissal of E&Y as the Registrant’s independent registered public accounting firm on March 24, 2008.

E&Y’s reports on the Registrant’s consolidated financial statements for the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles, except that E&Y’s report on the Registrant’s consolidated financial statements for fiscal year 2006 included an explanatory paragraph regarding the change in the Registrant’s accounting for stock-based compensation required by SFAS No. 123R, “Share-Based Payment”.

During the two most recent fiscal years and the subsequent interim period through March 24, 2008, there were no disagreements between the Registrant and E&Y on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of E&Y, would have caused E&Y to make reference to the subject matter of the disagreements in connection with its reports on the Registrant’s financial statements for such years.

During the two most recent fiscal years and the subsequent interim period through March 24, 2008, there were no “reportable events”, as defined in Regulation S-K Item 304(a)(1)(v).

The Registrant has provided E&Y with a copy of the above disclosures and requested that E&Y furnish the Registrant with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the foregoing statements and, if not, stating the respects in which it does not agree. A copy of the letter from E&Y is filed herewith as Exhibit 16.1.

(b) On March 26, 2008, the Registrant engaged Grant Thornton LLP (“Grant Thornton”) to serve as the Registrant’s independent registered public accounting firm to audit the Registrant’s consolidated financial statements for the remainder of fiscal 2008 and to issue a report on our fiscal 2008 financial statements. The decision to engage Grant Thornton was approved by the Registrant’s Audit Committee of the Board of Directors. During the Registrant’s two most recent fiscal years and the subsequent interim period through March 26, 2008, the Registrant did not consult Grant Thornton with respect to any of the matters or events listed in Regulation S-K Item 304(a)(2).

A copy of the March 27, 2008 press release relating to the above events is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Document
16.1	Letter from Ernst & Young LLP, dated March 27, 2008.

99.1	Press Release of the Registrant, dated March 27, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IDT CORPORATION

By:	/s/ James A. Courter
Name: James A. Courter
Title: Chief Executive Officer

Dated: March 27, 2008

EXHIBIT INDEX

Exhibit Number	Document
16.1	Letter from Ernst & Young LLP, dated March 27, 2008.

99.1	Press Release of the Registrant, dated March 27, 2008.

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